Exhibit 31.4

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen Gorgol, certify that:

1.                                      I have reviewed this Amendment No. 1 to Form 10-K amending the Annual Report on Form 10-K for the fiscal year ended March 31, 2019 of Replimune Group, Inc.;

2.                                      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 26, 2019	By:	/s/ STEPHEN GORGOL
Stephen Gorgol
Chief Accounting Officer (Principal Financial Officer)